SECURITIES AND EXCHANGE COMMISSION
		      Washington, D.C. 20549

			     FORM 8-K
			  CURRENT REPORT

		 Pursuant to Section 13 or 15(d)
	      of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 10, 2001

		  Bangor Hydro-Electric Company
       (Exact name of registrant as specified in its charter)



   Maine                        0-505            01-0024370
   -----                        -----            ----------
(State or other
jurisdiction of
incorporation)         (Commission File No.)    (IRS Employer
					      Identification No.)



33 State Street, Bangor, Maine                          04401
------------------------------                          -----
(Address of principal executive offices)             (Zip code)

			      207-945-5621
			      ------------
Registrant's telephone number, including area code

			    Not Applicable
			    --------------
    (Former name or former address, if changed since last report)


ITEM 1. CHANGES IN CONTROL OF REGISTRANT.
On October 10, 2001, pursuant to the Agreement and Plan of Merger (the "Merger Agreement"), dated as of June 29, 2000, as amended, by and among Bangor Hydro-Electric Company, a Maine corporation (the "Company") and NS Power Holdings Incorporated (now Emera Incorporated), a Nova Scotia company ("Emera"), BHE Acquisition Corp., a wholly-owned indirect subsidiary of Emera, merged with and into the Company (the "Merger"). The Merger Agreement was filed as an exhibit to the Company's current report on Form 8-K filed with the Securities and Exchange Commission on July 13, 2000 and is incorporated by reference in its entirety herein. On August 28, 2001, the Company and Emera entered into Amendment No. 1 to the Agreement and Plan of Merger, dated August 28, 2001 to make certain technical corrections to the Merger Agreement. Amendment No. 1 is filed as Exhibit 2.2 hereto and incorporated herein by reference. The information incorporated by reference is considered to be a part of this current report on Form 8-K, except for any information that is superseded or modified by information included directly herein.

In the Merger, each outstanding share of common stock of the Company held by public shareholders was converted into the right to receive $26.806 in cash. As a result of the Merger, Emera indirectly owns all of the common stock of the Company except for an immaterial number of qualifying shares owned by directors of the Company. The Company's voting preferred stock, par value $100 per share, remains outstanding and was unaffected by the merger.

Approximately $ 197 million was required to pay the Merger consideration to the former common stockholders of the Company. Emera obtained a portion of these funds from a credit facility provided through The Bank of Nova Scotia.

In accordance with the Merger Agreement, five individuals designated by Emera were appointed to the Board of Directors of the Company. Four members of the Board who served in that capacity prior to the Merger remain on the Board, bringing the total number of directors to nine. Robert S. Briggs, the former President of the Company, has been appointed to the Board of Directors of Emera as contemplated by the Merger Agreement.

ITEM 5. OTHER EVENTS.

On October 10, 2001, the Company issued a press release announcing the closing of the Merger. The full text of the press release is filed as
Exhibit 99.1 hereto and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a) - (b) Not Applicable

(c)     Exhibits. The following exhibits are filed as part of this report:

2.1 Agreement and Plan of Merger, dated as of June 29, 2000, by and among the Company and Emera (incorporated by reference to the current report on Form 8-K dated July 13, 2000).

2.2 Amendment No. 1 to the Agreement and Plan of Merger, dated August 28, 2001, by and among the Company and Emera.

99.1 Press Release, dated October 10, 2001, announcing the closing of the Merger.

			       SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
			      BANGOR HYDRO-ELECTRIC COMPANY
			      (Registrant)
			      /s/ Frederick S. Samp
			      ---------------------
			      Name:   Frederick S. Samp
			      Title:  Vice President - Finance & Law
			      Date:   October 18, 2001

			       EXHIBIT INDEX
Exhibit Description

2.1 Agreement and Plan of Merger, dated as of June 29, 2000, by and among the Company and Emera (incorporated by reference to the current report on Form 8-K dated July 13, 2000).

2.2 Amendment No. 1 to the Agreement and Plan of Merger, dated August 28, 2001, by and among the Company and Emera.

99.1 Press Release, dated October 10, 2001, announcing the closing of the Merger.

Exhibit 2.2
			  AMENDMENT NO. 1
				TO
		   AGREEMENT AND PLAN OF MERGER

Amendment No. 1, dated August 28, 2001, to the Agreement and Plan of Merger, dated as of June 29, 2000 (the "Merger Agreement"), by and among Bangor Hydro-Electric Company, a Maine corporation (the "Company") and Emera Incorporated (formerly known as "NS Power Holdings Incorporated"), a Nova Scotia company ("Parent").

Whereas, the Company and Parent are parties to the Merger
Agreement;

Whereas, the Company and Parent desire to amend the Merger
Agreement in certain respects;

Now, therefore, in consideration of the promises and the representations and warranties, covenants and other agreements hereinafter set forth, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1. The second Recital of the Merger Agreement is hereby amended to delete the word "directly" in the last line and replace such word with the word "indirectly".

Section 2. Section 2.01(a) of the Merger Agreement is hereby amended to delete the words "common stock, no par value" in the last line and replace such words with the words "common stock, par value $5.00 per share".

Section 3. Section 2.01(c) of the Merger Agreement is hereby amended to delete the words "canceled and" in the fourth line.

IN WITNESS WHEREOF, the undersigned parties hereto have executed this Amendment No. 1 as of the date first written above.

			    Bangor Hydro-Electric Company

			    By:    /s/ Frederick S. Samp
			    Name:   Frederick S. Samp
			    Title:  Vice President - Finance & Law


			    Emera Incorporated

			    By:       /s/ Richard J. Smith
			    Name:   Richard J. Smith
			    Title:  Corporate Secretary and
				    General Counsel


Exhibit 99.1

October 10, 2001

For more information contact:

Ron Smith, FCA
Chief Financial Officer
(902) 428-6573

Ms. Judy Steele, CA
Director, Investor Relations
Emera, Inc.
(902) 428-6999

EMERA FINALIZES PURCHASE OF BANGOR HYDRO-ELECTRIC
Acquisition Builds Company's Northeast Energy Business

HALIFAX, Nova Scotia, October 10, 2001 (TSE:EMA): Emera Inc. announced today that it has completed the transaction for the purchase of all of the common shares of Bangor Hydro Electric Company for $26.806 U.S. per share in cash. The purchase increases Emera's customer base by 25% and broadens the company's presence in the expanding northeast energy market.

"Emera is focused on building its northeast energy operations, and Bangor Hydro plays an important role," said David Mann, President and CEO of Emera. "It complements our other energy businesses, and places us on the ground in the region we've targeted for further growth." Bangor Hydro is a regulated electricity transmission and distribution company serving 110,000 customers in central and eastern Maine. It is a member of the New England Power Pool, and is interconnected with the other New England utilities to the south and with New Brunswick Power to the north. Emera also owns Nova Scotia Power, a fully integrated electric utility that supplies substantially all of the generation, transmission and distribution of electricity in Nova Scotia; and has an interest in the Maritimes & Northeast Pipeline, which transports Sable natural gas through Maine to Boston.

Bangor Hydro will retain its name, and Mr. Carroll Lee, formerly Senior Vice-President and Chief Operating Officer of Bangor Hydro will become President and Chief Operating Officer, replacing Robert S. Briggs, who is retiring. Mr. Briggs will become a member of the Emera Board of Directors.

"We see real opportunities to share our skills and capabilities, and we're looking forward to getting down to business," said Carroll Lee.

BMO Nesbitt Burns acted as financial advisor to Emera Inc. in the transaction. Salomon Smith Barney acted for Bangor Hydro.

About Emera Inc.

Emera Inc. (EMA-TSE) is a diversified energy and services company, with 550,000 customers and $3.5 billion in assets. The company has two wholly-owned operating subsidiaries, Nova Scotia Power Inc. and Bangor Hydro-Electric Company. Nova Scotia Power, a regulated utility, supplies over 95% of the electric generation, transmission and distribution in Nova Scotia. Bangor Hydro, also regulated, provides electricity transmission and distribution service to 110,000 customers in eastern Maine. Emera also delivers bunker oil, diesel fuel and light fuel oil through its unregulated subsidiaries; has a 12.5 per cent interest in the Maritimes & Northeast Pipeline, which delivers Sable natural gas to markets in Maritime Canada and the northeastern United States; and an 8.4% interest in the Sable Offshore Energy Project offshore platforms and sub-sea field gathering lines.

Visit Emera on the web at www.emera.com.